                        CONSENT OF INDEPENDENT AUDITORS


                                                                    EXHIBIT 23.2


The Board of Directors
Penhall International Corp. and Subsidiaries:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP


Orange County, California
December 1, 1998